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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT



      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 31, 2003
                                                          ---------------




                    Registrant, State of         I.R.S. Employer
 Commission            Incorporation,            Identification
 File Number    Address and Telephone Number         Number
-------------  ------------------------------   ----------------

  1-7297        Nicor Inc.                          36-2855175
                (An Illinois Corporation)
                1844 Ferry Road
                Naperville, Illinois 60563-9600
                (630) 305-9500


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Item 7.   Financial Statements and Exhibits

The following is filed as an exhibit to this report.


 Exhibit
 Number          Description
 -------         -----------

  99.1     Press release of Nicor Inc. issued July 31, 2003.


Item 12.   Results of Operations and Financial Condition

The information in the attached Nicor Inc. press release issued July 31, 2003 is being provided under Item 12.



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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                    Nicor Inc.


Date    July 31, 2003               /s/ KATHLEEN L. HALLORAN
      -----------------             ---------------------------
                                    Kathleen L. Halloran
                                    Executive Vice President
                                    Finance and Administration

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Exhibit Index
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 Exhibit
 Number                   Description of Document
 -------       ---------------------------------------------------
  99.1         Press release of Nicor Inc. issued July 31, 2003.